Finance costs	9 Months Ended
Sep. 30, 2022
Finance costs [Abstract]
Finance costs
5. Finance costs

	For the three months ended September 30,		For the nine months ended September 30,
	2022 £’000	2021 £’000	2022 £’000	2021 £’000
Interest expense on lease liabilities	461	428	1,316	1,301
Interest expense on financial liabilities measured at amortized cost	1,324	889	3,199	3,164
	1,785	1,317	4,515	4,465

Interest expense on financial liabilities measured at amortized cost for the three and nine months ended September 30, 2022 and 2021 is related to the $50.0 million of borrowings under the Group’s debt facility with Oxford Finance. The expense for the nine months ended September 30, 2021, includes £546,000, representing a fee of $750,000, that became payable to Oxford Finance upon the completion of the IPO. The interest expense on the Group’s borrowings with Oxford Finance increased in the three months ended September 30, 2022, following an increase in the floating interest incurred on the loan. To reduce exposure to rising interest rates, the Group entered into a loan agreement on November 8, 2022, with investment funds managed by Pharmakon Advisors, LP (the “Pharmakon Loan Agreement”), providing for term loans to the Group in an aggregate principal amount of up to $100 million to be funded in two tranches. The first tranche, in the amount of $50 million, bears a fixed rate of interest of 9.75% and will mature in 6 years of draw. The proceeds from the first tranche, together with cash on hand, were used to repay the Group’s existing loan in the condensed consolidated statement of financial position of £45,563,000. This value at September 30, 2022 included a repayment fee of £1,579,000 (and excluded an early repayment fee of £225,000, which became payable when the Group elected to repay the Oxford loan).